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                                                                    EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (Nos. 33-26106, 33-35405 and 33-39770) of The Walt Disney Company of our report dated
June 7, 1994, appearing on page F-2 of Exhibit 99 to the 1993 Annual Report on Form 10-K.




PRICE WATERHOUSE

Los Angeles, California
June 28, 1994

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